UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2007
CALUMET SPECIALTY PRODUCTS
PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	37-1516132 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (317) 328-5660
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On November 9, 2007, Calumet Specialty Products Partners, L.P. issued a press release with respect to a registered offering of common units. A copy of the press release is furnished as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information contained in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
The Unaudited Consolidated Balance Sheet of Calumet GP, LLC as of September 30, 2007 is filed herewith as Exhibit 99.2 and is incorporated herein by reference. Calumet GP, LLC is the general partner of Calumet Specialty Products Partners, L.P.
In connection with the proposed offering of common units, the Company intends to disclose risk factor information, which is filed herewith as Exhibit 99.3 and is incorporated herein by reference, and information on the Penreco acquisition, which is filed herewith as Exhibit 99.4 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated November 9, 2007
Exhibit 99.2	Unaudited Consolidated Balance Sheet of Calumet GP, LLC, as of September 30, 2007
Exhibit 99.3	Risk Factors
Exhibit 99.4	Penreco Acquisition

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
By:	CALUMET GP, LLC,
its General Partner

By:	/s/ R. Patrick Murray, II
Name: R. Patrick Murray, II Title: Vice President, Chief Financial Officer and Secretary

November 9, 2007

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated November 9, 2007
Exhibit 99.2	Unaudited Consolidated Balance Sheet of Calumet GP, LLC, as of September 30, 2007
Exhibit 99.3	Risk Factors
Exhibit 99.4	Penreco Acquisition